Clemente Global Growth Fund, Inc.
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               November 16, 1998

Dear Shareholder:

For global equity investors, the best thing about the third quarter 1998 is that it came to an end with a whimper, thanks to a timely intervention by the Federal Reserve, and not with the big bang that many had feared.

Volatile markets became increasingly more volatile during the course of the quarter. The confidence that pushed equity markets higher, during the early weeks of summer, turned to panic by mid-July in the face of a currency and debt crisis in Russia. In a flash, the financial crisis spread to Latin America, threatened the prospects for corporate earnings and global economic growth, and revealed a dangerous exposure of US and European banks to countries and companies struggling to meet debt obligations. The credit crunch that gripped Asia was ready to envelop other parts of the world. Panic selling ebbed somewhat by mid-September, and a modest rebound ensued, but the rally was cut short at month's end by the near-collapse of Long Term Capital Management, and by fears that other hedge funds might be in similarly vulnerable circumstances. It was then that Mr. Greenspan came to the rescue!

The Net Asset Value (NAV) of Clemente Global Growth Fund (CLM) fell 16.34% during the quarter, while the FT World Index, CLM's benchmark, declined by 12.80%. For the nine months ending September 30, 1998, CLM was down 0.95%, the FT World Index up 0.08%. The price of CLM shares fell 12.44% in the third quarter, to $10.56, but were up 11.92% since the start of 1998. The discount of price to NAV fell from 18.15% at the end of 1997, to 11.63% at mid-year, and then to 7.51% at the start of the fourth quarter.

HEIGHTENED RISKS AND THE CLM RESPONSE

CLM had finished the first half of the year with a 350 basis points out performance of the FT World Index. This had been accomplished with a portfolio of highly liquid, largely blue-chip companies in the US and Europe. These same highly liquid shares contributed to our relative under performance on the way down. They were the easiest shares to sell when panic took hold of investors in August and much of September.

Our major concern early in the quarter was to reduce exposure to the risks emanating from Pacific Asia and Russia. Concretely, this led to sells of Latin American shares and to the paring of holdings in markets vulnerable to Latin American upheaval, notably Spain and Portugal. We evaluated the sustainability of earnings growth for every position in the portfolio, and identified positions where negative surprises were a distinct possibility.

Regional strategy did not change during the third quarter: Europe remained overweight (at 50%), especially the core currency countries and Spain and Italy; the US weighting was at 35-40%; Japan's 5.3% share was little more than half of the FT weighting; and emerging market exposure fell to 5% of the portfolio.

Clemente Global Growth Fund, Inc.
LETTER TO SHAREHOLDERS - CONTINUED
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--------------------------------------------------------------------------------

AN UNEASY STABILITY IS AT HAND

A global recession is unlikely, but risks are growing. The Asia/Pacific region is in recession, with little help from Japan, and the pace of growth is expected to decelerate in both the US and Europe. Price pressures are generally non-existent, with deflation in Japan and in many commodity and primary goods markets, and sharply lower inflation in the mature economies of Europe and North America. The key to stemming the downward cycles gripping much of the world's financial system will be the monetary policies of the major central banks, with the role of the Federal Reserve in the US particularly significant. Without increased liquidity, economies and financial markets will have great difficulty overcoming the depressing effects of a global credit crunch. The CLM portfolio will continue to favor liquid securities in liquid markets, with a focus on companies that enjoy strong balance sheets and highly visible and sustainable earnings.

NEW QUARTER BEGINS ON A POSITIVE NOTE

The willingness of the US to provide liquidity to troubled global financial markets has given new life to equity investments, and the CLM portfolio has enjoyed a strong rebound.

At the same time, value has been added by the buyback program which has now been expanded so that the Fund's managers are authorized to buy shares of the Fund whenever there is more than a nominal discount of share price to Net Asset Value. No limitations exist on the amount of repurchases, or the time period, except those defined by the Securities and Exchange Commission.

The investment managers expect to work very closely with the new Board of Directors of the Fund to enhance shareholder value not only by exploiting global equity markets, but also through the repurchases program, and through reductions in Fund expenses.

As always, we thank you for your support.

Cordially yours,


/s/ Thomas Prapas               /s/ Young Zoh               /s/ E. Matthew Brown
----------------------          ---------------------       --------------------
Thomas Prapas                   Young Zoh                   E. Matthew Brown

                                               Clemente Global Growth Fund, Inc.
SCHEDUEL OF NET ASSETS (UNAUDITED)                            SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                      SHARES/PRINCIPAL
                                                                                           AMOUNT             VALUE
                                                                                      ----------------     -----------
COMMON STOCK -- 91.7%

BRAZIL -- 1.3%
  Telesp PN Pfd.                          Telecommunications Services.............            6,000        $   870,710
                                                                                                           -----------

CANADA -- 1.6%
  Power Corporation of Canada Ltd.        Diversified Financial Services..........           59,400          1,064,439
                                                                                                           -----------

FINLAND -- 4.5%
  Nokia Corp. ADR                         Telecommunications Equipment............           26,000          2,039,375
  Sampo Insurance Co. Ltd. A              Insurance...............................           35,000            997,323
                                                                                                           -----------
                                                                                                             3,036,698
                                                                                                           -----------

FRANCE -- 3.0%
  Alcatel Alsthom Compagnie               Telecommunications Services.............           10,500            932,950
  AXA-UAP                                 Insurance...............................           12,000          1,098,344
                                                                                                           -----------
                                                                                                             2,031,294
                                                                                                           -----------

GERMANY -- 7.7%
  Bayerische Vereinsbank AG               Banking.................................           21,000          1,545,457
  Porsche AG -- Preferred Shares          Autos...................................              990          1,717,773
  SAP AG                                  Computer Services.......................            4,600          1,948,604
                                                                                                           -----------
                                                                                                             5,211,834
                                                                                                           -----------

GREECE -- 1.6%
  Ergo Bank SA                            Banking.................................           13,000          1,047,204
                                                                                                           -----------

IRELAND -- 2.0%
  Bank of Ireland                         Banking.................................           75,637          1,345,177
                                                                                                           -----------

ITALY -- 4.5%
  Banca Commerciale Italiana*             Banking.................................          188,000          1,132,471
  INA                                     Insurance...............................          310,000            790,735
  Telecom Italia SpA                      Telecommunications Services.............          163,000          1,114,155
                                                                                                           -----------
                                                                                                             3,037,361
                                                                                                           -----------

JAPAN -- 4.9%
  Honda Motor Co., Ltd.*                  Autos...................................           50,000          1,524,390
  Sony Corp.*                             Electronics.............................           12,700            885,417
  TDK Corp.                               Electronics.............................           13,000            888,187
                                                                                                           -----------
                                                                                                             3,297,994
                                                                                                           -----------

Clemente Global Growth Fund, Inc.
SCHEDULE OF NET ASSETS (UNAUDITED) - CONTINUED                SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                      SHARES/PRINCIPAL
                                                                                           AMOUNT             VALUE
KOREA -- 1.3%                                                                         ----------------    -----------
  Samsung Electronics                     Electronics.............................           32,889        $   898,638
                                                                                                           -----------

NETHERLANDS -- 6.3%
  Koninklijke Ahold N.V.                  Retail..................................           45,900          1,370,854
  Oce-Van Der Grinten N.V.                Electrical Equipment....................           48,664          1,639,275
  Wolters Kluwer                          Broadcasting/Publishing.................            6,500          1,247,188
                                                                                                           -----------
                                                                                                             4,257,317
                                                                                                           -----------

SPAIN -- 5.6%
  Argentaria Corp. BC                     Banking.................................           28,476            566,253
  Superdiplo S.A.*                        Retail..................................           46,000          1,196,424
  Vallehermoso S.A.                       Real Estate.............................          177,000          1,974,765
                                                                                                           -----------
                                                                                                             3,737,442
                                                                                                           -----------

SWEDEN -- 1.3%
  Netcom Systems AB B*                    Telecommunications Services.............           26,000            872,803
                                                                                                           -----------

SWITZERLAND -- 4.4%
  Alusuisse-Lonza Holding AG              Multi-Industry..........................            1,200          1,143,386
  United Bank of Switzerland*             Banking.................................            2,800            546,120
  Zurich Allied*                          Insurance...............................            2,500          1,240,690
                                                                                                           -----------
                                                                                                             2,930,196
                                                                                                           -----------

UNITED KINGDOM -- 5.0%
  BAA PLC                                 Business/Public Services................           94,120            958,891
  General Electric Company PLC            Electronics.............................          125,000            913,433
  Lloyds TSB GRP                          Banking.................................           70,000            777,990
  Orange PLC*                             Telecommunications Services.............           71,000            681,718
                                                                                                           -----------
                                                                                                             3,332,032
                                                                                                           -----------

UNITED STATES -- 36.7%
  Air Products and Chemicals, Inc.        Chemicals...............................           33,000            981,750
  Airtouch Communications, Inc.*          Telecommunications Services.............           50,000          2,850,000
  Baxter International, Inc.              Healthcare..............................           27,000          1,606,500

                                               Clemente Global Growth Fund, Inc.
SCHEDULE OF NET ASSETS (UNAUDITED) - CONTINUED                SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                     SHARES/PRINCIPAL
                                                                                         AMOUNT               VALUE
                                                                                     ----------------      -----------
  Cisco Systems, Inc.*                    Computer Software.......................           49,500        $ 3,059,719
  Halliburton Co.                         Energy & Equipment Services.............           27,000            771,188
  Health Managment Assoc., Inc.*          Healthcare..............................          112,500          2,053,125
  Home Depot, Inc.                        Retail..................................           63,000          2,488,500
  Illinois Tool Works, Inc.               Machinery/Manufacturing.................           27,600          1,504,200
  Intel Corp.                             Semiconductors..........................           14,500          1,243,375
  MCI Worldcom, Inc.*                     Telecommunications Services.............           48,000          2,365,550
  Network Associates*                     Computer Services.......................           22,500            798,750
  Pepsico, Inc.                           Food & Beverages........................           18,500            544,594
  Protective Life Corp.                   Insurance...............................           36,400          1,310,400
  Sungard Data Systems, Inc.*             Computer Services.......................           60,000          1,890,000
  Suntrust Banks, Inc.                    Banking.................................           20,000          1,240,000
                                                                                                           -----------
                                                                                                            24,707,651
                                                                                                           -----------
         TOTAL COMMON STOCK (COST $46,979,943)....................................                          61,678,790
                                                                                                           -----------

TIME DEPOSIT -- 8.7%
  Morgan Guaranty Trust
     5.10% 10/01/98 (Cost $5,905,000).............................................        5,905,000          5,905,000
                                                                                                           -----------

TOTAL INVESTMENTS (Cost $52,884,943)** 100.4%.....................................                          67,583,790

OTHER ASSETS AND LIABILITIES, NET (0.40%).........................................                            (271,495)
                                                                                                           -----------

NET ASSETS -- 100% (applicable to 5,892,400 common shares outstanding)............                         $67,312,295
                                                                                                           ===========

NET ASSET VALUE PER SHARE ($67,312,295 divided by 5,892,400)......................                         $     11.42
                                                                                                           ===========

*          Non-Income Producing Security
**         Summary of Total Investments:


                                                   COST            VALUE
                                                -----------     -----------
           Common Stock.....................    $46,979,943     $61,678,790
           Short-Term Investments...........      5,905,000       5,905,000
                                                -----------     -----------
           Total Investments................    $52,884,943     $67,583,790
                                                ===========     ===========

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


DIRECTORS AND OFFICERS
  RONALD G. OLIN, Chairman and Director
  LEOPOLDO M. CLEMENTE, JR., Vice Chairman,
   President and Director
  GARY A. BENTZ, Director
  RALPH W. BRADSHAW, Director
  PHILLIP GOLDSTEIN, Director
 +GERALD HELLERMAN, Director
  THOMAS H. LENAGH, Director
  SAM NAKAGAMA, Director
 +G. PETER SCHIEFERDECKER, Director
  WILLIAM H. BOHNETT, Secretary
  THOMAS J. PRAPAS, Treasurer
  MARIA DISTEFANO, Assistant Secretary

-------------------------
+Members of Audit Committee
--------------------------------------------------------------------------------

EXECUTIVE OFFICES --
  152 W. 57th Street, New York, NY 10019
  (For latest net asset value and market data, please call 212-765-0700 or access our web site at http://www.clementecapital.com.
  For shareholder inquiries, please call
  1-800-937-5449)

INVESTMENT ADVISERS --
  Clemente Capital, Inc.
  Wilmington Trust Company

ADMINISTRATOR --
  PFPC Inc.

TRANSFER AGENT AND REGISTRAR --
  American Stock Transfer & Trust Company

CUSTODIAN --
  Brown Brothers Harriman & Co.

LEGAL COUNSEL --
  Fulbright & Jaworski L.L.P.

INDEPENDENT ACCOUNTANTS --
  PricewaterhouseCoopers LLP

SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FUND

Clemente Global Growth Fund, Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in equity securities of companies located throughout the world. The Fund is managed by Clemente Capital, Inc. and Wilmington Trust Company.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of most newspapers under the designation "ClemGlb". The Fund's New York Stock Exchange trading symbol is CLM. Net asset value (NAV) and market price information about Clemente Global Growth Fund, Inc. shares are published each Monday in The Wall Street Journal, The New York Times and other newspapers. For general information visit us at our web site http://www.clementecapital.com. For shareholder account inquiries call 1-800-937-5449.

DIVIDEND REINVESTMENT PLAN

Through its voluntary Dividend Reinvestment Plan, shareholders of Clemente Global Growth Fund, Inc. may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund.

--------------------------------------------------------------------------------
           This report is transmitted to the shareholders of Clemente
            Global Growth Fund, Inc. for their information. This is
           not a prospectus, circular or representation intended for
          use in the purchase of shares of the Fund or any securities mentioned in this report.

             Notice is hereby given in accordance with Section 23(c)
               of the Investment Company Act of 1940 that the Fund
             may purchase at market prices from time to time shares
                     of its common stock in the open market.
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                                 Clemente Global
                                Growth Fund, Inc.






                                QUARTERLY REPORT
                               ------------------
                               ------------------
                               SEPTEMBER 30, 1998